SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	April 20, 2005

PSF Group Holdings, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware

(State or other jurisdiction of Incorporation)

333-64180	43-1818535

(Commission File Number)	(I.R.S. Employer Identification No.)

805 Pennsylvania Avenue, Suite 200, Kansas City, Missouri	64105

(Address of principal executive offices)	(Zip Code)

(816) 472-7675

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement

     On April 20, 2005, Premium Standard Farms, Inc. (“Premium”), the wholly owned subsidiary of PSF Group Holdings, Inc. (“PSF Group”), Premium Standard Farms of North Carolina, Inc. (“PSF-NC”), the wholly owned subsidiary of Premium, Lundy International, Inc. (“Lundy International”), the wholly owned subsidiary of PSF-NC, and LPC Transport, Inc. (“LPC”), the wholly owned subsidiary of Premium (Premium, PSF-NC, Lundy International and LPC are collectively referred to as the “Borrower”), entered into a First Amendment to Amended and Restated Loan and Security Agreement (the “Amendment”) with the financial institutions listed on the signature page thereof (“Lenders”) and U.S. Bank National Association, as a Lender and Agent for the Lenders (in such capacity, the “Agent”). The Amendment amends the Amended and Restated Loan and Security Agreement (the “Loan Agreement”), dated as of April 9, 2004, by and among the foregoing parties.

     Related to PSF Group’s proposed initial public offering, which will be a pro-rata secondary offering of common stock, as more fully described in the Registration Statement on Form S-1 (File No. 333-123260) (the “IPO”), the parties entered into the Amendment to effect the following waivers and/or amendments to the Loan Agreement to permit:

•	the IPO,

•	the merger PSF Group into Premium, with Premium as the surviving entity,

•	various amendments to Premium’s Certificate of Incorporation and Bylaws,

•	the refinancing of Premium’s existing 9 1/4% Senior Notes due 2011 (the “Notes”) by making a tender offer for the Notes, and financing the tender offer with a combination of the issuance of a smaller amount of less expensive public debt and advances under the line of credit provided under the Loan Agreement, and

•	the release of Lender’s liens on real property in Texas and North Carolina and their security interests in equipment in Texas and North Carolina.

     The Amendment effected additional amendments to the Loan Agreement, including without limitation, amendments that:

•	reduce the “Applicable Margin,” as defined in the Loan Agreement,

•	eliminate the requirement that ContiGroup Companies, Inc. maintain at all times, directly or indirectly, ownership of not less than 25% of Premium’s stock, and

•	permit Premium to pay dividends or redeem stock in any one fiscal year of up to $15 million in the aggregate, provided that no default has occurred.

     A copy of the Amendment is attached hereto as Exhibit 10.1 to this Form 8-K and incorporated herein by reference.

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Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

     See Item 1.01 (Entry Into Material Definitive Agreement) of this Current Report on Form 8-K which is incorporated herein by reference.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.

          (c) Exhibits. The following exhibit is filed herewith:

               10.1 First Amendment to Amended and Restated Loan and Security Agreement, by and among the Borrowers and the Lenders.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PSF GROUP HOLDINGS, INC.
Date: April 20, 2005	By:	/s/ Stephen A. Lightstone
Stephen A. Lightstone,
Chief Financial Officer

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